                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 Amendment No. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 October 1, 2004
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


            Historic Preservation Properties 1989 Limited Partnership
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        (Exact Name of Small Business Issuer as Specified in Its Charter)


                                    Delaware
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         (State or Other Jurisdiction of Incorporation or Organization)


                                    33-24129
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                             Commission File Number


                                   04-3021042
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                      (I.R.S. Employer Identification No.)


         21 Custom House Street, Suite 440, Boston, Massachusetts 02110
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                    (Address of Principal Executive Offices)


                    Issuer's Telephone Number, (617) 422-5815
                                                -------------

             45 Broad Street, 3rd Floor Boston, Massachusetts 02109
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      (Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240-13e-4(c))

     Historic Preservation Properties 1989 Limited Partnership ("The Partnership") hereby amends its Current Report on Form 8-K dated October 1, 2004 and filed with the Securities and Exchange Commission on October 6, 2004 (the "Current Report") to amend Item 9.01 to include required financial statements and pro forma financial information. At the time of filing of the Current Report disclosing the sale of the Partnership's 99% interest in The Cosmopolitan at Mears Park, LLC ("TCAMP") by the Partnership, the Partnership indicated that it would file the necessary financial information not later than 71 days after the date on which the Current Report was required to be filed. Item 9.01 of the Current Report is hereby amended and restated as follows:

ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

               Not applicable.

(b)      Pro Forma Financial Information

               See "Pro Forma Financial Statements" attached to this Form 8-K.

(c)      Exhibits

               None.

            HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)




                                     ASSETS
                                                         As Reported
                                                       On Form 10-QSB        TCAMP         Pro Forma
                                                       at September 30,    Pro Forma      September 30,
                                                            2004          Adjustments         2004
                                                          (Note 1)          (Note 1)        (Note 1)
                                                       ---------------    ------------    ------------
INVESTMENT IN REAL ESTATE
     Land                                               $  2,396,037    $ (1,867,937)   $    528,100
     Buildings and improvements                           17,940,293     (11,224,944)      6,715,349
     Furniture and equipment                                 400,420        (400,420)             --
                                                        ------------    ------------    ------------
                                                          20,736,750     (13,493,301)      7,243,449
     Accumulated depreciation                             (4,165,887)      1,719,388      (2,446,499)
                                                        ------------    ------------    ------------
                                                          16,570,863     (11,773,913)      4,796,950
                                                        ------------    ------------    ------------

INVESTMENT IN INVESTEE ENTITY                                479,038              --         479,038
                                                        ------------    ------------    ------------

CASH AND CASH EQUIVALENTS
     Real estate operating                                   893,388        (532,566)        360,822
     Partnership                                             107,450         735,000         842,450
                                                        ------------    ------------    ------------
                                                           1,000,838         202,434       1,203,272
                                                        ------------    ------------    ------------

CASH AND CASH EQUIVALENTS, SECURITY DEPOSITS                 140,131        (117,827)         22,304

OTHER ASSETS                                                 144,058         (41,431)        102,627
ESCROW DEPOSITS                                              279,489        (279,489)             --
DEFERRED COSTS, net of amortization                          176,602        (159,956)         16,646
                                                        ------------    ------------    ------------
                                                        $ 18,791,019    $(12,170,182)   $  6,620,837
                                                        ============    ============    ============


                        LIABILITIES AND PARTNERS' EQUITY

LIABILITIES
     Mortgage notes payable                             $ 18,429,386    $(13,526,723)   $  4,902,663
     Accounts payable and accrued expenses                   316,932        (209,395)        107,537
     Security deposits                                       130,461        (108,157)         22,304
                                                        ------------    ------------    ------------
                   Total liabilities                      18,876,779     (13,844,275)      5,032,504
                                                        ------------    ------------    ------------


PARTNERS' EQUITY
     Limited Partners' Equity - Units of
         Partnership Interest, $1,000 stated
         per Unit-Issued and outstanding                     146,434       1,657,352       1,803,786
      General Partner's Deficit                             (232,194)         16,741        (215,453)
                                                        ------------    ------------    ------------
                                                             (85,760)      1,674,093       1,588,333
                                                        ------------    ------------    ------------
Total partners' equity
                                                        $ 18,791,019    $(12,170,182)   $  6,620,837
                                                        ============    ============    ============

            HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                                   (UNAUDITED)


                                          As Reported
                                         On Form 10-QSB                               Pro Forma
                                          For the Nine              TCAMP            For the Nine
                                          Months Ended            Pro Forma          Months Ended
                                        September 30, 2004       Adjustments      September 30, 2004
                                            (Note 1)              (Note 1)              (Note 1)
                                        ------------------       -----------      ------------------
REVENUE:
     Rental income                          $ 3,073,355          $(2,064,941)         $ 1,008,394
     Interest and other income                   78,685              (60,039)              18,646
                                            -----------          -----------          -----------
           Total revenue                      3,152,040           (2,124,980)           1,027,040
                                            -----------          -----------          -----------

EXPENSES:
     Operating and administrative               311,213                   --              311,213
     Property operating expenses:
           Payroll services                     317,200             (260,553)              56,647
           Utilities                            314,018             (258,881)              55,137
           Real estate taxes                    217,540             (181,908)              35,632
           Other operating expenses             694,987             (464,231)             230,756
     Depreciation and amortization              507,560             (327,884)             179,676
                                            -----------          -----------          -----------
           Total expenses                     2,362,518           (1,493,457)             869,061
                                            -----------          -----------          -----------

INCOME FROM OPERATIONS                          789,522             (631,523)             157,999

INTEREST EXPENSE                              1,056,516             (722,793)             333,723

EQUITY IN INCOME OF
     INVESTEE ENTITY                             10,929                   --               10,929
                                            -----------          -----------          -----------

NET LOSS                                    $  (256,065)         $    91,270          $  (164,795)
                                            ===========          ===========          ===========


            HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (UNAUDITED)


                                            As Reported
                                           On Form 10-KSB                            Pro Forma
                                           For the Year            TCAMP            For the Year
                                               Ended             Pro Forma             Ended
                                         December 31, 2003      Adjustments       December 31, 2003
                                              (Note 1)           (Note 1)             (Note 1)
                                         -----------------      -----------       -----------------
REVENUE:
     Rental income                         $ 4,103,663          $(2,720,769)         $ 1,382,894
     Interest and other income                 122,324              (77,673)              44,651
                                           -----------          -----------          -----------
           Total revenue                     4,225,987           (2,798,442)           1,427,545
                                           -----------          -----------          -----------

EXPENSES:
     Operating and administrative              389,870                   --              389,870
     Property operating expenses:
           Payroll services                    416,069             (344,660)              71,409
           Utilities                           414,033             (328,488)              85,545
           Real estate taxes                   316,182             (269,888)              46,294
           Other operating expenses            972,483             (626,297)             346,186
     Depreciation and amortization             732,181             (497,456)             234,725
                                           -----------          -----------          -----------
           Total expenses                    3,240,818           (2,066,789)           1,174,029
                                           -----------          -----------          -----------

INCOME FROM OPERATIONS                         985,169             (731,653)             253,516

INTEREST EXPENSE                             1,426,010             (971,950)             454,060

EQUITY IN LOSS OF
     INVESTEE ENTITY                            (1,022)                  --               (1,022)
                                           -----------          -----------          -----------

NET LOSS                                   $  (441,863)         $   240,297          $  (201,566)
                                           ===========          ===========          ===========



            HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP
                     NOTE TO PRO FORMA FINANCIAL STATEMENTS


(1) Basis of Presentation

The unaudited Pro Forma Balance Sheet at September 30, 2004 is based on the historical consolidated Balance Sheet of the Partnership as reported on Form 10-QSB for the quarter ended September 30, 2004. The unaudited Pro Forma adjustment represents an adjustment to the Partnership's financial statements to show the effect of the sale. The unaudited Pro Forma Consolidated Balance Sheet at September 30, 2004 reflects the balance sheet as if the sale had occurred prior to September 30, 2004.

The unaudited Pro Forma consolidated Statement of Operations for the nine months ended September 30, 2004 is based on the historical Consolidated Statement of Operations of the Partnership as reported on Form 10-QSB for the nine months ended September 30, 2004. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 is based on the historical Consolidated Statement of Operations for the Partnership as presented in the annual report of Form 10-KSB for the year ended December 31, 2003. The unaudited Pro Forma adjustments represent TCAMP's net loss for the respective period presented. The unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2004 and for the year ended December 31, 2003 reflect the results of operations of the Partnership as if the Partnership had sold TCAMP prior to the respective period presented. The Pro Forma Consolidated Statements of Operations do not reflect any gain or loss, which may be recognized by the Partnership as a result of the sale.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HISTORIC PRESERVATION PROPERTIES 1989
                                               LIMITED PARTNERSHIP

                                   By:  Boston Historic Partners Limited
                                        Partnership, General Partner

                                        By:  Portfolio Advisory Services,
                                             Inc., General Partner

Date: November 16, 2004                      By: /s/ Terrence P. Sullivan
                                                 -------------------------------
                                                 Terrence P. Sullivan,
                                                 President

                                        and


Date: November 16, 2004                      By: /s/ Terrence P. Sullivan
                                                 -------------------------------
                                                 Terrence P. Sullivan,
                                                 General Partner